SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2008

RETAIL PRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23049	33-0896617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3252 Holiday Court, Ste. 226, La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

(858) 550-3355
(Registrant’s telephone number, including area code)

Island Pacific, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On June 27, 2008, Retail Pro, Inc. (the “Company”) entered into a Debenture and Warrant Purchase Agreement (the “Purchase Agreement”) with Midsummer Investment Ltd. (“Midsummer”) for the sale of a 9% Secured Convertible Debenture (the “Debenture”) in the principal amount of $500,000 plus warrants to acquire an aggregate of 3,000,000 shares of the Company’s common stock for One Cent ($0.01) per share (the “Warrants”).  The Company will use the proceeds for working capital and other purposes.

The Debenture bears interest at 9% per annum, and provides for interest only payments on a quarterly basis, payable in cash or, at the Company’s option and provided that certain conditions are met, shares of the Company’s common stock.  The Debenture matures on June 27, 2011.  The Debenture is convertible into shares of the Company’s common stock at a conversion price of $0.08 per share, subject to adjustment.  The Warrants are immediately exercisable and have four (4) year terms.

The Company’s obligations under the Debenture are secured by a continuing security interest in all of the Company’s assets in favor of Midsummer pursuant to that certain Amended and Restated Security Agreement dated June 13, 2008 between the Company and Midsummer, and such obligations are guaranteed by the Company’s subsidiaries pursuant to a Subsidiary Guarantee entered into in connection therewith.

The Debenture and the Warrants were issued without registration pursuant to the exemption provided under Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

The foregoing descriptions of the Purchase Agreement, the Debenture and the Warrants do not purport to be complete and are qualified in their entirety by the full text of such instruments which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 in this Current Report on Form 8-K is hereby incorporated by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 in this Current Report on Form 8-K is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit No.  Description

10.1    Debenture and Warrant Purchase Agreement
10.2    9% Secured Convertible Debenture
10.3    Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Retail Pro, Inc.

Date: July 3, 2008	By:	/s/ Donald S. Radcliffe
Name: Donald S. Radcliffe
Title: Chief Executive Officer

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